Exhibit 99.1

QXO Announces Pricing of Common Stock Offering

GREENWICH, Conn. — June 24, 2025 — QXO, Inc. (NYSE: QXO) (the “Company” or “QXO”) today announced the pricing of its previously announced public offering of 89,887,640 shares of its common stock (the “Offering”) at a price to public of $22.25 per share. The Offering is expected to close on June 26, 2025, subject to customary closing conditions.

QXO has granted the underwriters of the Offering an option to purchase up to an additional 13,483,146 shares of common stock at the public offering price less underwriting discounts and commissions.

QXO intends to use the net proceeds from the Offering for general corporate purposes, which may include, among other things, funding future acquisitions of businesses.

Goldman Sachs & Co. LLC, Morgan Stanley and Wells Fargo Securities are acting as underwriters for the Offering.

The Offering is being made by means of a prospectus supplement under QXO’s effective registration statement on Form S-3ASR, as filed with the Securities and Exchange Commission (the “SEC”).

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor does it constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale is unlawful. The Offering may be made only by means of a prospectus supplement relating to such Offering and the accompanying prospectus. Copies of the final prospectus supplement for the Offering and the accompanying prospectus can be obtained from Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at 1-866-471-2526, or by e-mail at prospectus-ny@ny.email.gs.com; Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; and Wells Fargo Securities, LLC, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, by telephone at 800-645-3751 (option #5), or by e-mail at WFScustomerservice@wellsfargo.com.

About QXO

QXO is the largest publicly traded distributor of roofing, waterproofing and complementary building products in the United States. The company plans to become the tech-enabled leader in the $800 billion building products distribution industry and generate outsized value for shareholders. QXO is targeting $50 billion in annual revenues within the next decade through accretive acquisitions and organic growth.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the use of proceeds of the Offering and the expected closing date of the Offering, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

•	an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging relationships with customers;
•	a change in supplier pricing and demand adversely affecting our income and gross margins;
•	a change in vendor rebates adversely affecting our income and gross margins;
•	our inability to identify potential acquisition targets or successfully complete acquisitions on acceptable terms;
•	risks related to maintaining our safety record;
•	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;
•	the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;
•	seasonality, weather-related conditions and natural disasters;
•	risks related to the proper functioning of our information technology systems, including from cybersecurity threats;
•	loss of key talent or our inability to attract and retain new qualified talent;
•	risks related to work stoppages, union negotiations, labor disputes and other matters associated with our labor force or the labor force of our suppliers or customers;
•	the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;

•	the effect of the Beacon Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and business generally;
•	the possibility that we may not engage in discussions with respect to, proceed with or consummate the proposed acquisition of GMS, Inc. (“GMS”) or, if we do consummate a transaction with GMS, such transaction may not be on the terms proposed or within the anticipated time frame;
•	unexpected costs, charges or expenses resulting from the Beacon Acquisition or any future acquisition or difficulties in integrating and operating acquired companies;
•	the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;
•	the possibility that the Company’s outstanding warrants and preferred stock may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;
•	challenges raising additional equity or debt capital from public or private markets to pursue the Company’s business plan and the effects that raising such capital may have on the Company and its business;
•	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;
•	risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the Company’s business and financial performance;
•	the impact of legislative, regulatory, economic, competitive and technological changes;
•	unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and
•	other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. QXO does not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Media Contact

Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investor Contact

Mark Manduca
mark.manduca@qxo.com
203-321-3889